UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2017

ALMOST FAMILY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-09848	06-1153720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

	9510 Ormsby Station Road, Suite 300, Louisville, KY	40223
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 891-1000

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, 2017, Almost Family, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LHC Group, Inc., a Delaware corporation (“LHC Group”), and Hammer Merger Sub, Inc., a newly-formed Delaware corporation and a wholly owned subsidiary of LHC Group (“Merger Sub”), providing for a “merger of equals” business combination of the Company and LHC Group. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of LHC Group.

The respective boards of directors of the Company and LHC Group have unanimously approved the Merger Agreement, the Merger and the other transactions contemplated thereby.

Merger Consideration

Pursuant to the terms and conditions of the Merger Agreement, the stockholders of the Company will be entitled to receive 0.9150 shares of LHC Group common stock for each share of the Company common stock, plus the cash equivalent of any fractional share. Upon the closing of the Merger, the Company stockholders will own approximately 41.5%, and the LHC Group stockholders will own approximately 58.5%, of the combined company.

Also, each outstanding stock option of the Company will be converted into an option to purchase 0.9150 shares of LHC Group common stock at an exercise price per share equal to the quotient of the exercise price of the Company option divided by 0.9150, and the option shall otherwise remain subject to the same vesting terms and other conditions. In addition, each outstanding share of restricted stock of the Company will be converted into a restricted share of LHC Group subject to the same vesting terms and other conditions (except that the performance condition of performance-based stock awards will be deemed satisfied and the shares will vest solely on the basis of time).

Registration and Listing of LHC Group Common Stock

The Company and LHC Group will prepare, and LHC Group will cause to be filed with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 in connection with the issuance of the shares of LHC Group common stock being issued in the Merger (the “Form S-4”), which will include as a prospectus a joint proxy statement relating to the Company’s stockholders meeting to adopt the Merger Agreement and the LHC Group stockholders meeting to approve the issuance of the shares of LHC Group common stock in the Merger and an amendment to the LHC Group certificate of incorporation to increase LHC Group’s authorized shares of common stock (the “Joint Proxy Statement”).

The shares of LHC Group common stock to be issued in the Merger will be listed on the Nasdaq Global Select Market and continue to trade under the “LHCG” ticker symbol.

Governance Matters

The Merger Agreement provides that, upon consummation of the Merger, the board of directors of LHC Group will consist of 10 members, composed of (i) four independent directors selected by the Company, (ii) five independent directors selected by LHC Group and (iii) Keith G. Myers (the current chief executive officer and chairman of LHC Group) (the “Reconstituted Board”). The Merger Agreement provides that, upon completion of the Merger, Keith G. Myers will serve as chairman of the Reconstituted Board.

Furthermore, at the closing of the Merger, Keith G. Myers will serve as the chief executive officer and chairman of the combined company, Donald D. Stelly, current president and chief operating officer of LHC Group, will serve as the president and chief operating officer of the combined company, Joshua L. Proffitt, current executive vice president and chief financial officer of LHC Group, will serve as the chief financial officer of the combined company and Steve Guenthner, current president and principal financial officer of the Company, will serve as the chief strategy officer of the combined company and president of the Company. William B. Yarmuth will step down as Chairman, a director and Chief Executive Officer of the Company at the closing of the Merger and will serve the combined company as a special advisor pursuant to the consulting agreement described in Item 5.02 of this report.

In connection with its approval of the Merger Agreement and the Merger, the LHC Group board of directors also approved an amendment to LHC Group’s certificate of incorporation to increase the amount of the authorized shares of LHC Group common stock, which amendment will be submitted to the LHC Group stockholders for approval at the LHC Group stockholders meeting to approve the issuance of the shares of LHC Group common stock in the Merger.

Conditions to the Merger

Completion of the Merger is subject to certain conditions, including, among others: (i) adoption of the Merger Agreement by the Company’s stockholders, (ii) approval by LHC Group’s stockholders of the issuance of the common shares to be issued as consideration for the Merger, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) the absence of any material injunction or legal restraint prohibiting the consummation of the Merger, (v) the registration statement on Form S-4 used to register the common shares to be issued as consideration for the Merger having been declared effective by the SEC, (vi) the listing of the common shares on the NASDAQ having been authorized and (vii) the receipt by each of the Company and LHC Group of a written opinion from its respective tax counsel that the Merger will qualify as a “reorganization” under the Internal Revenue Code. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct, the other party having performed in all material respects its obligations under the Merger Agreement and an absence of the other party having suffered a material adverse effect.

Certain Other Terms of the Merger Agreement

The Merger Agreement contains mutual customary representations and warranties made by each of the Company and LHC Group, and also contains mutual customary pre-closing covenants, including covenants, among others, (i) to conduct its businesses in all material respects in the ordinary course and in a manner consistent with past practice and to refrain from taking certain actions without the other party’s consent, (ii) not to solicit, initiate, or knowingly encourage or facilitate any inquiry, proposal or offer of an alternative transaction, (iii) subject to certain exceptions, not to participate in any discussions or negotiations or furnish any non-public information with respect to any inquiry, proposal or offer of an alternative transaction, (iv) subject to certain exceptions, not to withdraw the support of its Board of Directors for the transactions contemplated by the Merger Agreement, and (v) to use their respective reasonable best efforts to obtain governmental, regulatory and third party approvals. In addition, the Merger Agreement contains covenants that require each of the Company and LHC Group to call and hold a special shareholder meeting and, subject to certain exceptions, require the Board of Directors of each of the Company and LHC Group to recommend that its shareholders adopt the Merger Agreement, in the case of the Company, and approve the issuance of the shares of LHC Group common stock in the Merger, in the case of LHC Group.

The Merger Agreement contains certain termination rights for both the Company and LHC Group, including if the Merger is not consummated on or before July 1, 2018 (subject to extension to October 1, 2018 in certain circumstances) and if the required approval of the stockholders of either the Company or LHC Group is not obtained. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including the termination of the Merger Agreement by the Company or LHC Group as a result of an adverse change in the recommendation of the other party’s board of directors, the Company may be required to pay to LHC Group, or LHC Group may be required to pay to the Company, as applicable, a termination fee of $30 million. Further, if the Merger Agreement is terminated as a result of the stockholders of either the Company or LHC Group failing to approve the transaction, the Company may be required to reimburse to LHC Group, or LHC Group may be required to reimburse to the Company, the other party’s expenses in connection with the proposed transaction, up to a maximum of $5 million.

The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, so that none of the Company, LHC Group, Merger Sub or any of the Company’s stockholders generally will recognize any gain or loss on the issuance or receipt of the LHC Group common stock in the Merger, except that the Company stockholders generally may recognize gain or loss with respect to cash received in lieu of fractional shares of LHC Group common stock.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K, and is incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, LHC Group or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement (i) were made by the parties thereto only for purposes of that agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Merger Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (iv) may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, LHC Group or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the SEC.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the transactions contemplated by the Merger Agreement, William B. Yarmuth, will step down as Chairman, a director and Chief Executive Officer of the Company at the closing of the Merger. LHC Group and Mr. Yarmuth have entered into a consulting agreement, which will be effective at the closing of the Merger, pursuant to which Mr. Yarmuth will provide consulting services to LHC Group for four years with compensation at an annual rate of $1.5 million. The consulting agreement (i) preserves under Mr. Yarmuth’s current employment agreement his severance compensation rights as a result of his termination of employment, (ii) includes a general release by Mr. Yarmuth of LHC Group and the Company, (iii) includes non-competition and nonsolicitation covenants by Mr. Yarmuth during its term, and (iv) provides for the acceleration of vesting of Mr. Yarmuth’s prior equity awards from the Company.

Item 8.01.	Other Events.

On November 16, 2017, the Company and LHC Group issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Additionally, on November 16, 2017, the Company and LHC Group will hold a joint investor conference call (with simultaneous webcast) to announce the execution of the Merger Agreement. A copy of the investor presentation used on the conference call regarding the proposed transaction is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward Looking Statements

This report, and the documents incorporated herein by reference, contain “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of LHC Group and the Company. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. The closing of the proposed transaction is subject to the approval of the stockholders of LHC Group and the Company, regulatory approvals and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction, including anticipated synergies and cost savings and future financial and operating results; LHC Group’s and the Company’s plans, objectives, expectations, projections and intentions; the expected timing of completion of the proposed transaction; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to LHC Group and the Company and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction, these risks, uncertainties and factors include, but are not limited to: the risk that LHC Group or the Company may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; the risk that required stockholder approvals may not be obtained; the risks that the other condition(s) to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the risk that costs associated with the integration of the businesses are higher than anticipated; and litigation risks related to the transaction. With respect to the businesses of LHC Group and/or the Company, including if the proposed transaction is consummated, these risks, uncertainties and factors include, but are not limited to: changes in, or failure to comply with, existing government regulations that impact LHC Group’s and/or the Company’s businesses; legislative proposals for healthcare reform; the impact of changes in future interpretations of fraud, anti-kickback, or other laws; changes in Medicare and Medicaid reimbursement levels; changes in laws and regulations with respect to Accountable Care Organizations; changes in the marketplace and regulatory environment for Health Risk Assessments; decrease in demand for LHC Group’s or the Company’s services; the potential impact of the announcement or consummation of the proposed transaction on relationships with customers, joint venture and other partners, competitors, management and other employees, including the loss of significant contracts or reduction in revenues associated with major payor sources; ability of customers to pay for services; risks related to any current or future litigation proceedings; potential audits and investigations by government and regulatory agencies, including the impact of any negative publicity or litigation; the ability to attract new customers and retain existing customers in the manner anticipated; the ability to hire and retain key personnel; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect and/or risks related to the ability to obtain financing; increased competition from other entities offering similar services as offered by LHC Group and the Company; reliance on and integration of information technology systems; ability to protect intellectual property rights; impact of security breaches, cyber-attacks or fraudulent activity on LHC Group’s or the Company’s reputation; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the risks associated with the combined company’s expansion strategy, the successful integration of recent acquisitions, and if necessary, the ability to relocate or restructure current facilities; and the potential impact of an economic downturn or effects of tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, benefit or retirement plan costs, or other regulatory compliance costs.

Additional information concerning other risk factors is also contained in LHC Group’s and the Company’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC.

Many of these risks, uncertainties and assumptions are beyond LHC Group’s or the Company’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither LHC Group nor the Company undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this report. Neither LHC Group nor the Company gives any assurance (1) that either

LHC Group or the Company will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning LHC Group, the Company, the proposed transaction, the combined company or other matters and attributable to LHC Group or the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information And Where To Find It

The proposed transaction between LHC Group and the Company will be submitted to the respective stockholders of LHC Group and the Company for their consideration. LHC Group will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of LHC Group and the Company that also constitutes a prospectus of LHC Group. LHC Group and the Company will deliver the joint proxy statement/prospectus to their respective stockholders as required by applicable law. LHC Group and the Company also plan to file other documents with the SEC regarding the proposed transaction. This report is not a substitute for any prospectus, proxy statement or any other document which LHC Group or the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LHC GROUP AND THE COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LHC GROUP, THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about LHC Group and the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. LHC Group and the Company make available free of charge at www.lhcgroup.com and www.almostfamily.com, respectively (in the “Investor” or “Investor Relations” section, as applicable), copies of materials they file with, or furnish to, the SEC.

Participants In The Merger Solicitation

LHC Group, the Company, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of LHC Group and the Company in connection with the proposed transaction. Information about the directors and executive officers of LHC Group is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 28, 2017. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 7, 2017. These documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This report is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between LHC Group and the Company or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 15, 2017, among Almost Family, Inc., LHC Group, Inc. and Hammer Merger Sub, Inc. (The disclosure letters to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish copies of such disclosure letters to the U.S. Securities and Exchange Commission upon request by the Commission).

99.1	Press Release issued by Almost Family, Inc. and LHC Group, Inc. on November 16, 2017.

99.2	Investor Presentation dated November 16, 2017.

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 15, 2017, among Almost Family, Inc., LHC Group, Inc. and Hammer Merger Sub, Inc. (The disclosure letters to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish copies of such disclosure letters to the U.S. Securities and Exchange Commission upon request by the Commission).

99.1	Press Release issued by Almost Family, Inc. and LHC Group, Inc. on November 16, 2017.

99.2	Investor Presentation dated November 16, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALMOST FAMILY, INC.

Date: November 16, 2017	By:	/s/ C. Steven Guenther
		Name:	C. Steven Guenther
		Title:	President and Principal Financial Officer